Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

NOTE 21 — Subsequent Events

On July 15, 2022, the Company paid $230.5 million to acquire 100% of the ownership interest of INGENCO pursuant to the Purchase and Sale Agreement dated April 26, 2022 and to retire INGENCO’s outstanding debt. At the acquisition date, INGENCO owned 14 LFG to renewable electricity facilities. INGENCO was purchased to increase the Company’s backlog of RNG development opportunities. The Company is currently compiling information to determine the initial accounting impacts and related purchase price allocation. Legal and other costs related to the acquisition of $1.6 million and $2.3 million were included in general and administrative expenses for the three and six months ended June 30, 2022, respectively.